Cova Series Trust
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O

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                Transactions effected pursuant to Rule 10f-3

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Transaction #1: Small Cap Stock Portfolio, purchase of American National Can
Group, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
 First Boston Corp. First Boston Corp was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
 J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 20,400 shares of common stock of American National Can Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $17 per share on July 28, 1999. The underwriting spread paid was $0.85 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.07% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.58%. This purchase represented 0.43% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 third quarter meeting as well as information supporting the reasonableness of the $0.85 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                                Cova Series Trust
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                Transactions effected pursuant to Rule 10f-3

--------------------------------------------------------------------------------

Transaction #2: Small Cap Stock Portfolio, purchase of Foundry Networks

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
   Deutsche Morgan Grenfell. Deutsche Morgan Grenfell was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
  J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 2,800 shares of common stock of Foundry Networks, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $25 per share on September 27, 1999. The underwriting spread paid was $1.75 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.06% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.49%. This purchase represented 0.09% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 third quarter meeting as well as information supporting the reasonableness of the $1.75 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.








                                Cova Series Trust
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                   Transactions effected pursuant to Rule 10f-3

--------------------------------------------------------------------------------

Transaction #3: Small Cap Stock Portfolio, purchase of InterTrust Technology

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
   First Boston Corp. First Boston Corp. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
  J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The  Small Cap  Stock  Portfolio,  managed  by J.P.  Morgan  Investment
Management Inc., purchased 8,900 shares of common stock of InterTrust Technology, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $18 per share on October 26, 1999. The underwriting spread paid was $1.26 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.14% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.17%. This purchase represented 0.20% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 fourth quarter meeting as well as information supporting the reasonableness of the $1.26 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                                Cova Series Trust
                          Form: N-SAR December 31, 1999
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                 Transactions effected pursuant to Rule 10f-3

--------------------------------------------------------------------------------

Transaction #4: Small Cap Stock Portfolio, purchase of Finisar Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
   Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
  J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 3,600 shares of common stock of Finisar, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $19 per share on November 11, 1999. The underwriting spread paid was $1.33 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.04% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.39%. This purchase represented 0.08% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 fourth quarter meeting as well as information supporting the reasonableness of the $1.33 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.